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                                                                 EXHIBIT 10.31.1


                                LEASE AMENDMENT

         This Amendment is entered into this 27th of August, 2003 in connection with the Office Building Lease (hereinafter referred to as "Lease") for that portion of the building known as BUILDING SEVEN, 27500 RIVERVIEW CENTER BLVD., BONITA SPRINGS, FL between RIVERVIEW ASSOCIATES LIMITED PARTNERSHIP (hereinafter referred to as "Landlord") and SOURCE INTERLINK COMPANIES, INC. (hereinafter referred to as "Tenant") ;

         WHEREAS, Landlord and Tenant entered into the Lease dated August 9,
2001;

         WHEREAS, Landlord delivered possession of the Premises to Tenant pursuant to the Commencement Date Certificate on July 1, 2002;

         WHEREAS, Pursuant to Paragraph 37 of the Office Building Lease Landlord has taken title to the Land from the Ground Lease Landlord and has extinguished the Ground Lease;

         WHEREAS, Landlord agreed to amortize certain additional fitout costs in the amount of Two Hundred Eighty-One Thousand Five Hundred Thirty Dollars And No Cents ($281,530.00), which is in excess of the allowances provided for in Paragraph 4 of the Office Building Lease. These costs are being amortized over the term of the Lease at a rate of Six Percent (6%), and shall be payable in equal monthly installments of Two Thousand Seven Hundred Forty-Seven Dollars and Thirty-One Cents ($2,747.31);

         WHEREAS, Tenant, pursuant to Paragraph 34 of the Lease, had the option to lease 10,000 square feet of Rentable Area on the second floor of the Office Building ("Option Space") within one (1) year of the Commencement Date of the Lease provided that it provide Landlord with ninety (90) days prior notice;

         WHEREAS, Tenant failed to provide the required notice for the Option Space but Landlord and Tenant agree to waive the notice requirement and agree that Tenant shall have the option to lease the Option Space according to the terms and conditions of Paragraph 34;

         NOW, THEREFORE, for the good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby the parties covenant and agree as follows:


         1. PARAGRAPH 1.8 OF THE LEASE IS HEREBY DELETED AND SUBSTITUTED IN LIEU THEREOF SHALL BE THE FOLLOWING:

         1.8 "PREMISES" From July 1, 2002 until the issuance of a Certificate of Occupancy for Suite 206 (estimated to be October 1, 2003), Premises means that certain office space known Floors 3 and 4 which is identified on EXHIBIT D attached to the Lease (and are the two highest floors in the Office Building), consisting of approximately 46,312 Usable Square Feet and 50,943 Rentable Square Feet. From the issuance of a Certificate of Occupancy for Suite 206, Premises means that certain office space


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known Suite 206 on Floor 2 consisting of approximately 9,665 Usable Square Feet
(subject to adjustment as provided in Section 2.2 below) and 11,202 Rentable Square Feet which is identified on EXHIBIT D-1 attached hereto PLUS Floors 3 and 4, consisting of approximately 46,312 Usable Square Feet and 50,943 Rentable Square feet for total Usable Square Feet of 55,977 and total Rentable Square Feet of 62,145.

         2. PARAGRAPH 1.10 OF THE LEASE IS HEREBY DELETED AND SUBSTITUTED IN LIEU THEREOF SHALL BE THE FOLLOWING:


                  1.10 "RENTABLE AREA" means the sum of (i) the Usable Square Feet, plus (ii) the amount arrived at multiplying the Usable Square Feet times the applicable Load Factor which for the purposes of this Lease is agreed to be 50,943 square feet for Floor 3 and Floor 4 and 11,202 square feet for Suite 206 unless adjusted as otherwise provided in this Lease.

         3. PARAGRAPH 1.14 OF THE LEASE IS HEREBY DELETED AND SUBSTITUTED IN LIEU THEREOF SHALL BE THE FOLLOWING:

                  1.14 "USABLE SQUARE FEET" means the number of square feet of usable area as determined in accordance with applicable BOMA standards in effect as of the Lease Date; provided, however, that any area on a floor occupied entirely by a single tenant which would otherwise be Interior Common Areas shall instead constitute Usable Square Feet of such tenant for all purposes under this Lease. Landlord's architect's measurement shall be used, absent manifest error. The parties agree that the Useable Square Feet of the Premises is 46,312 for Floor 3 and Floor 4 and 9,665 square feet for Suite 206, unless adjusted as otherwise provided in this Lease.

         4. PARAGRAPH 4 OF THE LEASE IS HEREBY MODIFIED BY THE ADDITION OF THE AS FOLLOWING:

     Tenant acknowledges that the Landlord has completed its obligations for construction for Floor 3 and Floor 4, subject to any incomplete punch list or warranty item. Landlord agrees to complete, at its own cost and expense, the Tenant Fitout for Suite 206 as shown on Exhibit D-1 to Building standard as defined in Exhibit B-3 provided that Tenant may elect to provide the carpet used (Landlord will install) and shall be credited the sum of $14.00 per square yard for 1,117 yards for a total credit of $15,638. The Premises shall be deemed ready for occupancy when the work being performed therein is substantially completed. The term "substantially completed" shall be construed to mean such completion as shall enable Tenant to reasonably and conveniently use and occupy the Premises for the conduct of its ordinary business and a certificate of occupancy has been issued by the appropriate authority, even though minor details, decorations and mechanical adjustments (hereinafter referred to as "Punch List Items") remain to be completed by the Landlord. Within thirty (30) days of the Premises being substantially completed and the issuance of a Certificate of Occupancy for Suite 206, Landlord and Tenant shall execute and deliver to each other a certificate ("Commencement Date Certificate") in the form attached to the Lease as EXHIBIT E which shall: (i) confirm the Commencement Date and Termination Date, and such other information as either party shall reasonably request, and (ii) include a "punch list" of defects of the Tenant Fitout. Within thirty (30) days following the issuance of a Certificate of Occupancy for Suite 206 Landlord shall cause the defects set forth on the punch list in such certificate to be corrected.

         5. PARAGRAPH 5.1 OF THE LEASE IS HEREBY DELETED AND SUBSTITUTED IN LIEU THEREOF SHALL BE THE FOLLOWING:


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         5.1 From and after the Commencement Date, Tenant agrees to pay to
Landlord annual fixed rent for the Premises (the "Fixed Rent") in an amount per annum calculated in the manner provided on REVISED EXHIBIT H. Fixed Rent shall be payable during each Lease Year in equal monthly installments on the first
(1st) day of each calendar month during the Term. At the time that Tenant pays to Landlord the Fixed Rent, it shall also remit to Landlord any applicable state sales tax due thereon. If the Commencement Date is a day other than the first
(1st) day of a calendar month, then Fixed Rent and Additional Rent (as hereafter defined) for (a) any partial calendar month shall be prorated on the basis of the actual number of days in such month, and (b) the month in which the Commencement Date occurs shall be payable on the Commencement Date. Fixed Rent includes an annual allowance equal to the amount arrived at by multiplying (i) six dollars and fifty cents ($6.50), times (ii) the Rentable Area of the Premises (the "Operating Expense Allowance"). All Fixed Rent shall be subject to Florida State sales tax.

         6. Nothing contained in this Amendment, nor the Landlord's acquisition of title to the Land from the Ground Lease Landlord and related extinguishment of the Ground Lease, be deemed or construed to affect the Option to Purchase (as defined in Section 36.1 of the Office Building Lease). Landlord and Tenant hereby acknowledge and agree that, from and after the date hereof, wherever
Section 36 of the Office Building Lease refers to the Ground Lease such term shall mean the Ground Lease Land.

         All other terms and conditions of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have hereunto affixed their hands and seals the day and year noted below their respective signatures, and the corporate seals have been duly affixed.


WITNESSES:                                  LANDLORD:

                                            RIVERVIEW ASSOCIATES LIMITED
                                            PARTNERSHIP, a Florida limited
                                            partnership

                                            By: RIVERVIEW ASSOCIATES, L.L.C., a
                                                Florida limited liability
                                                company as its general partner

Witness /s/ Rochelle K. Karch                   /s/ John S. McGarvey
        ----------------------------        ------------------------------------
Print Name        Rochelle K. Karch         By:     John S. McGarvey
           -------------------------           ---------------------------------
                                            Its: Managing Member

Witness /s/ Deborah K. Wattman
       -----------------------------
Print Name    Deborah K. Wattman            DATED: August 27, 2003
          --------------------------              ------------------------------


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WITNESSES:                                  TENANT:


                                            SOURCE INTERLINK COMPANIES, INC.


Witness /s/ Douglas J. Bates                     /s/ Marc Fierman
        --------------------------          ------------------------------------
Print Name: Douglas J. Bates                By: Marc Fierman
                                            Its: Chief Financial Officer

Witness /s/ Thomas Matchett
       ---------------------------
Print Name: Thomas Matchett                 DATED: August 25, 2003
                                                   ---------------